CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ayco Series Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Ayco Series Trust for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Ayco Series Trust for the stated period.

 /s/ John Breyo                          /s/ John J. Collins III
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John Breyo                              John J. Collins III
Chief Executive Officer,                Chief Financial Officer,
Ayco Series Trust                       Ayco Series Trust

Dated: September 3, 2003
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A signed original of this written statement required by Section 906 has been provided to Ayco Series Trust and will be retained by Ayco Series Trust and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be filed with the Securities and Exchange Commission by Ayco Series Trust for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it otherwise be subject to the liability of that Section.